UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 21, 2012

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Main Street, Kilmarnock, Virginia 22482

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 435-1171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of the Company held on May 21, 2012, the shareholders elected the Company’s nominees for Class I directors to serve for two-year terms and Class II directors to serve for three-year terms. Shareholders also ratified the Company’s appointment of Yount, Hyde and Barbour, P.C. to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2012. The table below shows the voting results.

	For	Withheld	Against	Abstentions	Broker Non-Votes
Election of Directors
Class I:
Richard A. Farmar, III	1,347,266	27,871	—	—	670,512
Randal R. Greene	1,356,885	18,252	—	—	670,512
Class II:
Kenneth O. Bransford, Jr.	1,294,948	80,189	—	—	670,512
Julien G. Patterson	1,352,621	22,516	—	—	670,512
Ratification of independent registered public accounting firm	2,028,342	—	10,267	7,041	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By: /s/ Randal R. Greene
Randal R. Greene
President and CEO

May 22, 2012

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